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                                AMENDMENT NO. 3
                 TO THE PROMISSORY NOTE AND SECURITY AGREEMENT

The provisions of this Amendment No. 3 ("Amendment #3") is made and entered into as of September 15, 2000 ("Amendment Date") by and between GLENAYRE ELECTRONICS, INC. ("GLENAYRE"), and WEBLINK WIRELESS, INC., a Delaware corporation and successor in interest by merger to Pagemart Wireless, Inc. ("Maker") (each, a "Party" or collectively, the "Parties").


                              STATEMENT OF PURPOSE

Glenayre and Maker previously entered into that certain Promissory Note and Security Agreement dated as March 21, 1997, as modified and amended March 12, 1998 and March 26, 1999 (the "Note") providing for the extension of certain purchase money financing by Glenayre to Maker in the maximum principal amount of up to $30,000,000. The Parties now desire to amend the Note in certain respects to reflect the Parties' current understanding.

NOW, THEREFORE, in consideration of the foregoing Statement of Purpose, the mutual agreements set forth herein and in the Note and other good and valuable consideration, the Parties agree as follows:

1. EFFECT OF AMENDMENT. This Amendment #3 shall modify and amend the Note as set forth or provided for herein. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings assigned thereto in the Note. Except as expressly modified hereby or by those other documents, agreements and instruments referred to herein, the Note and other documents executed or delivered in connection herewith or therewith, including without limitation, each representation, warranty and covenant contained herein or therein, shall be and remain in full force and effect.

2. AMENDMENT TO THE AGREEMENT. Effective as of the Amendment Date, the Note is hereby amended as follows:

          The term "Commitment" contained in Section 9 of the Note is hereby deleted in its entirety and the following definition is inserted in lieu thereof:

               "'Commitment' means $10,000,000."

3.   MISCELLANEOUS.

     (a) Reaffirmation. Except as modified herein, the Note remains in full force and effect, and Maker hereby expressly represents and warrants that all covenants, representations and warranties specified in the Note, as amended by Amendment #3, are true and correct as of this date.

     (b) No Defenses. Maker hereby acknowledges and affirms that it has no defenses, legal or equitable, to the validity and enforceability of the Note, or with respect to the Schedules executed prior to the date hereof or any other document or instrument executed or delivered in connection therewith.

     (c) Representations and Warranties. Maker hereby further represents and warrants to Glenayre as follows:
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         (i)  Power and Authority; Enforceability. Maker has the power and authority to execute and deliver this Amendment #3 and to perform the terms and conditions of the Note, as amended by this Amendment #3. The execution and delivery of this Amendment #3 by Maker and the performance of the Note, as amended by this Amendment #3, do not and will not violate any law, rule or regulations or constitute a breach of the articles, bylaws or corporate resolutions of Maker or any agreement to which Maker is a party or by which its assets are bound. The Note, as amended by this Amendment #3, constitutes a legal, valid and binding obligation of Maker enforceable in accordance with its terms.

        (ii) No Default or Event of Default. There is no Default or Event of Default under the Note, as amended by this Amendment #3, and Maker is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any other document or instrument executed or delivered in connection herewith or therewith.

IN WITNESS WHEREOF, Glenayre and Maker have caused this Amendment #3 to be duly executed and delivered under seal by their duly authorized officers, all as of the Amendment Date.

[CORPORATE SEAL]                             WEBLINK WIRELESS, INC.

ATTEST:

By: /s/ FREDERICK G. ANDERSON                By: /s/ JOHN R. HAUGE
    --------------------------                   -----------------------
Name:  Frederick G. Anderson                     John R. Hauge
Title: Vice President, General                   Vice President, Finance
       Counsel and Secretary                     Chief Financial Officer



[CORPORATE SEAL]                             GLENAYRE ELECTRONICS, INC.

ATTEST:

By: /s/ ERIC L. WHITE                            By: /s/ BERT KLEIN
    ----------------------                       -----------------------
Name:  Eric L. White                             Bert Klein
Title: Assistant Secretary                       Chief Financial Officer